Forward-Looking Statements

This presentation contains forward-looking statements based on current expectations and the company assumes no obligation to update these statements, except as required by applicable laws. Because actual results may differ materially from expectations, the company cautions readers not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from results or outcomes currently expected or sought by the company. These factors include the ongoing restructuring of the electric industry, including the introduction of retail electric competition in Arizona; the outcome of regulatory and legislative proceedings relating to the restructuring; state and federal regulatory and legislative decisions and actions, including the price mitigation plan adopted by the FERC; regional economic and market conditions, including the California energy situation and completion of generation construction in the region, which could affect customer growth and the cost of power supplies; the cost of debt and equity capital; weather variations affecting local and regional customer energy usage; conservation programs; power plant performance; the successful completion of the company's generation expansion program; regulatory issues associated with generation expansion, such as permitting and licensing; the company's ability to compete successfully outside traditional regulated markets (including the wholesale market); technological developments in the electric industry; the performance of the stock market, which affects the amount of the required contributions to the pension plan; and the strength of the real estate market in SunCor's market areas, which include Arizona, New Mexico and Utah.

Financial Overview

Mike Palmeri

Analyst Conference
October 18, 2002

Pinnacle West Financial Focus

- Manage business strategies for superior long-term shareholder value creation
- Continue superior long-term combined earnings and dividend growth
- Improve balance sheet strength
- Ensure adequate liquidity

Economic Outlook

Arizona Vs. U.S. Population Growth


Percentage Change
4
3
2
1
0
'97
'98
'99
'00
'01
'02
'03
'04
Projected
Arizona
U.S.

Phoenix Single-Family Building Permits


Thousands
35
33
31
29
27
25
'97
'98
'99
'00
'01
'02
'03
'04
Projected

Maricopa County Real Non-Residential Investment Activity



Y/Y Change
150%
100%
50%
0%
-50%
1998
1999
2000
2001
Office Buildings
Total

* Year-to-date March 2002

Arizona vs. U.S.
Wage and Salary Employment Growth


Percentage Change
5
4
3
2
1
0
-1
'97
'98
'99
'00
'01
'02
'03
'04
Projected
Arizona
U.S.

Superior APS Retail Customer Growth


Percent
5.0
4.0
3.0
2.0
1.0
0.0
1997
1998
1999
2000
2001
2002
2003
2004
Projected
APS
Industry Average

Pinnacle West Earnings Drivers *
2002 vs. 2001 (After-tax)

- **Regulated**
  - Customer sales growth (RNF) — $32M
  - Fuel, purchased power, reliability and outages — 80M
  - Off system sales — (68M)
  - Severance costs — (22M)
  - Pension/OPEB expense — (6M)
  - Depreciation and other — (10M)

* Estimated change in income before accounting change

Pinnacle West Earnings Drivers *
2002 vs. 2001 (After-tax)

- Other Unregulated

• Marketing and Trading	$(62M)
• Unregulated generation	(11M)
• Holding company costs	(7M)
• APS Energy Services	20M
• SunCor/El Dorado	(1M)

* Estimated

Pinnacle West Earnings Drivers *
2003 vs. 2002 (After-tax)

- **Regulated**
  - Customer sales growth (RNF) — $44M
  - No severance costs — 22M
  - O&M target reductions — 18M
  - Pension/OPEB expense — (13M)
  - Higher gas and power costs — (59M)
  - Depreciation and other — (13M)

* Estimated

Pinnacle West Earnings Drivers *
2003 vs. 2002 (After-tax)

- **Unregulated**
  - **Marketing and Trading** -
  - **Unregulated generation** -
  - **Holding company costs** -
  - **SunCor & El Dorado** +

Neutral

* Estimated

Pinnacle West
Power Marketing and Trading Results


Gross Margin
$29M
$18M
$126M
$317M
$171M
90%
58%
84%
'98
'99
'00
'01
TME 6/30/02
Net change in mark-to-market
Realized gain


Estimated Realized MTM Gains*
$12M
$28M
$29M
$64M
'02
'03
'04
'05 & thereafter

* Based on accumulated mark-to-market gains as of 6/30/02

Limited capital devoted to Power Marketing and Trading business

< 3.5% of Total Assets

Accounting Topics

Asset Retirement Obligation - FAS 143	■ Effective 1/2003; Expect no material impact to earnings
Stock Options - FAS 123	■ Elected to adopt July 1, 2002 ■ Applied on a prospective basis ■ Estimated earnings effect of under $0.5M in 2002; normalized level of $1.5M

Final Accounting Guidance - Trading Contracts (EITF 02-3)

- **Applies to previously recorded gross revenues and purchased power costs for electricity trading under EITF 98-10**
- **New guidance adopted July 2002 requires trading contracts to be recorded on net basis in revenues**
- **Gross margins are not impacted by reporting change**
- **All reporting based on generally accepted accounting principles**

Pension Contributions

- **Company contributions in recent years were optional**
- **Cash contributions will likely be required in 2003**


$ Millions
80
60
40
20
'99
'00
'01
'02
'03*

*** Estimated range**

Other Benefit Cost Impacts

- Pension
  - Lower investment returns are expected to impact other comprehensive income with a $60 - $100 million charge to equity
- Pension and OPEB expense
  - Estimated incremental after-tax pension and OPEB effects of approximately $5 million in 2002 and between $10-$15 million in 2003

El Dorado Investment Company

Projected assets as of 12/31/02
$33 million


NAC International
High Tech Venture Capital Partnership
Other Investments & Assets

NAC International

- Spent nuclear fuel storage and transportation business
  - Recapitalization and consolidation to PNW in 3Q 2002
  - Recovery plan designed to mitigate ongoing financial support

Current Financing Plans With Regulatory Shift

- Financing application
  - PWEC dedicated generation assets
  - APS balance sheet strength
- Access capital markets within 90 days of approval of financing application
- Preserves flexibility to seek appropriate regulatory treatment

Financial Benchmarks

Pinnacle West
Balancing Growth and Financial Strength


Capital Expenditures
$ Millions
1,200
900
600
300
0
2001
2002
2003
2004
Other
Generation Expansion
Existing Generation
Delivery


Consolidated Debt Ratio*
2005 Target of ≤ 55%
60%
50%
40%
30%
2000
2001
6/30/02
TME
2005

* Includes Palo Verde sale/leaseback

Pinnacle West versus Industry Cash Flow Per Share



$ per Share
10.00
8.00
6.00
4.00
2.00
0.00
7.39
4.75
7.69
4.92
8.11
5.04
8.64
5.42
8.89
5.46
8.80
6.42
1997
1998
1999
2000
2001
6/30/02 TME
Pinnacle West
S&P 500 Electric Index Average

Pinnacle West versus Industry *
EBITDA Interest Coverage



Times
Pinnacle West
8
6
4
2
0

* S&P 500 Electric Index at 6/30/02

Pinnacle West versus Industry *
Total Debt to EBITDA



Times
Pinnacle West
12
10
8
6
4
2
0

* S&P 500 Electric Index at 6/30/02

Pinnacle West versus Industry Annual Dividend Growth



Percent
15
10
5
0
(5)
9.8
0.2
8.9
-1.4
8.2
-1.2
7.5
3.8
7.0
0.4
1997
1998
1999
2000
2001
Pinnacle West
S&P 500 Electric Index Average

Pinnacle West versus Industry Dividend Payout



Percent
150
125
100
75
50
25
0
41
81
43
75
42
64
40
146
39
58
1997
1998
1999
2000
2001
Pinnacle West
S&P 500 Electric Index Average

Pinnacle West versus Industry *
Dividend Growth - 5 Year CAGR


Percent
10
8
6
4
2
0
Pinnacle West

* Reflects S&P 500 Electric Index companies with positive CAGR from 1996 - 2001

Pinnacle West versus Industry *
Dividend Yield



Percent
50
40
30
20
10
0
Pinnacle West

* Reflects S&P 500 Electric Index companies with declared dividends 12 months ended 6/30/02; stock price as of 10/8/02

Financial Summary

- Commitment to strong dividend growth policy
- Solid cash flow results
- Focused on core business
- Maximize long-term asset values
- Active management of financial and business risks

Financing Plans

Barb Gomez

Analyst Conference
October 18, 2002

PINNACLE WEST
CAPITAL CORPORATION

PNW Consolidated Long-Term Debt at 9/30/02

Type	Amount	% of Total
FMB's	$ 251M	7%
Unsecured	2,232M	66%
Tax-exempt*	656M	19%
Total B/S Debt	3,139M	92%
SLOB Debt	285M	8%
Total LT Debt	$3,424M	100%

Weighted Average Interest Rate	5.6%
Weighted Average Years to Maturity	9.6

* $179M of tax-exempt debt backed by FMB's

PNW Long-Term Debt by Subsidiary at 9/30/02

Type	APS	PNW	SunCor	Total
FMB's	$ 251M	$ -	$ -	$ 251M
Unsecured	1,301M	791M	140M	2,232M
Tax-exempt*	656M	-	-	656M
Total B/S Debt	2,208M	791M	140M	3,139M
SLOB Debt	285M	-	-	285M
Total LT Debt	$2,493M	$ 791M	$ 140M	$3,424M
Weighted Average Interest Rate	6.0%	4.8%	4.4%	5.6%
Weighted Average Years to Maturity	12.3	2.0	3.6	9.6

* $179M of tax-exempt debt backed by FMB's

Short-term Debt

	Balance at 9/30/02	Capacity
PNW		
Commercial Paper	$206M	$250M
Uncommitted Bank Lines	$ 35M	
$300M Bank Loan	$ 45M	$300M
APS		
Commercial Paper	$ 25M	$250M

Pinnacle West - Bridge Debt

Issued	Size at Issuance	Rate	Maturity
8/8/01	$ 250M	Libor +98	8/1/03
2/8/02	$ 215M	4.5%	2/9/04
7/31/02	$ 300M*	Libor +85	7/30/03
Total	$ 765M		

* Expect to draw entire $300M by July 2003 unless refinanced early

Pinnacle West Capital Corporation Activity Since June 30, 2002

Description	$300 million bank facility
Term	364 day due 7/30/03
Rate	Libor +85
Purpose	Fund 2002 & 2003 generation expansion and general corporate purposes

Pinnacle West Bridge Debt Repayment

- ACC financing application
  - APS $500M inter-company loan and/or guarantee
- SunCor dividends

Maturity Profile of Long-Term Debt



$ Millions
Weighted average life of 9.6 years
500
400
300
200
100
0
'03
'05
'07
'09
'11
'13
'15
'17
'19
'21
'23
'25
'27
'29
'31
'33
APS
PNW

Long-Term Debt Mandatory Redemptions



$ Millions
500
400
300
200
100
0
2003
2004
2005
2006
APS
PNW

APS Mortgage

Security	Amount	Callable
8.0% FMB due 2025	$ 33M	2/03
7.25% FMB due 2023	54M	8/03
5.5% Tax-exempt FMB	25M	8/03
5.875% Tax-exempt FMB	154M	8/03
6.625% FMB due 2004	80M	Matures 3/04
6.75% Fall-away bonds due 2006	84M	-
Total	$430M	

2003 & 2004 Financing Needs - Capital Markets

- **PNW**
  - Bridge debt refinancing
    - $550M around August 1, 2003
    - $215M in February 2004
  - $25M private placement note in December 2003
  - Current debt shelf capacity - $200M
- **APS**
  - $125M unsecured note mandatory redemption in February 2004
  - $80M FMB mandatory redemption in March 2004
  - Current debt shelf capacity - $500M

2003 & 2004 Financing Needs - Bank Markets

- **PNW commercial paper backup**
  - **$125M 364-day revolver renewal each November**
  - **$125M 3-year revolver renewal in November 2004**
- **APS**
  - **$250M revolver renewal in June 2003 (commercial paper backup)**
  - Tax-exempt PC Bonds
    - **$208M LOC renewals in 2003**
    - **$127M annual put bond maturities in 2003**

PNW Bank Group

- Financially sound
- A diverse group of lenders
  - Size
  - Type
  - Services provided
  - Countries of origin
- Strong bank relationships

Bank Agreements - Other Terms & Conditions

- Covenants
  - Debt to capital test
  - Cash interest coverage test
- Material adverse change (MAC) clauses
- No ratings triggers
- Off-balance sheet financing limited to 1986 Palo Verde 2 sale/leaseback

Financing Focus

- Investment grade ratings
- Continued access to capital and bank markets
- Strong cash flow and coverages

Western Market Overview & Regulated Retail Business Update

Jack Davis

Analyst Conference
October 18, 2002

PINNACLE WEST
CAPITAL CORPORATION

Western Market Overview


Electric Price Outlook
Natural Gas Outlook
Transmission Paths & Constraints
Market Manipulation Investigations
Contract Renegotiations
Restructuring Delays
Power Plant Construction
Managing Wholesale Risks
Federal Regulatory Developments

Wholesale Electricity Prices
Palo Verde On-Peak & Off-Peak



$/MWh
300
250
200
150
100
50
0
FERC Price Caps Implemented
FERC Price Caps to Increase
2001
2002
2003
2004
On-Peak Actuals
On-Peak Forwards
Off-Peak Actual
Off-Peak Forwards

Wholesale Gas Prices
Permian Basin



$/mmBTU
10
8
6
4
2
0
2001
2002
2003
2004
Actuals
Forwards

Western Power Markets
Spark Spreads



$/MWh
250
200
150
100
50
0
2001
2002
2003
2004
On-Peak Actual
On-Peak Forwards

Assumptions: Palo Verde electricity, Permian Basis natural gas, 7000 BTU/MWh heat rate

Major WECC Trading Hubs


British Columbia
Alberta
Mid Columbia
COB
Borah/Brady
Mead
4-Corners
Palo Verde

APS Load


Mead
Navajo
244
ATC
Glen Canyon
0
ATC
Four Corners
145
ATC
Cholla
236
ATC
238
ATC
Palo Verde
1,435
ATC
0
ATC
Desert Basin
Saguaro

ATC = Available Transfer Capability (MW)

Market Manipulation Issues

- Pinnacle West/APS
  - Did not participate in manipulative practices
  - $5 million in net refunds due to PNW/APS in California as calculated by ISO and PX

- Pending issues
  - FERC gas methodology change vis-à-vis electricity prices
  - FERC judge's order regarding El Paso's manipulation of California gas market
  - Ultimate funding of refund payments

Western Market Overview


Electric Price Outlook
Natural Gas Outlook
Transmission Paths & Constraints
Market Manipulation Investigations
Contract Renegotiations
Restructuring Delays
Power Plant Construction
Managing Wholesale Risks
Federal Regulatory Developments

Regulated Retail Business Objectives


Capitalize on
Superior
Customer Growth

Superior APS Retail Customer Growth


Percent
5.0
4.0
3.0
2.0
1.0
0.0
1997
1998
1999
2000
2001
2002
2003
2004
Projected
APS
Industry Average

Regulated Retail Business Objectives


Capitalize on Superior Customer Growth
Maintain High Customer Satisfaction

Top-Tier Retail Customer Satisfaction


APS Regional Ranking
1
2
3
4
5
6
7
8
9
10
Overall Customer Satisfaction
Power Quality & Reliability
Company Image
Price & Value
Billing & Payment
Customer Service

Based on J.D. Power comparisons

Regulated Retail Business Objectives

Capitalize on Superior Customer Growth

Maintain High Customer Satisfaction

Provide Reliable Service

Delivery Capital Expenditures Support Reliability and Growth


$ Millions
400
300
200
100
0
1997
1998
1999
2000
2001
2002
2003
2004
Projected

Regulated Retail Business Objectives

Capitalize on Superior Customer Growth

Maintain High Customer Satisfaction

Provide Reliable Service

Achieve Constructive Regulatory Structure

Western Markets & Regulated Business - Overview Summary

- Superior retail customer growth continues
- Western market conditions provide challenges and opportunities
- Achieving constructive regulatory structure remains a top priority

Generation Strategies & Expansion
A Long Term View

W. L. Stewart

Analyst Conference
October 18, 2002

PINNACLE WEST
CAPITAL CORPORATION

Agenda

- Power plant development in the West
- Generation strategies - a long term view
  - Redhawk
  - Silverhawk
- Pinnacle West competitiveness

New Generation Outlook


MW
Announced: 112,000
PNW Estimated Actual: 33,000
120,000
100,000
80,000
60,000
40,000
20,000
0
AZ
S. Nevada
S. West
N. West
Total WECC

Superior Growth in SW Continues

	Peak Load 2002	Growth Per Year
Arizona	14,180 MW	610 MW
Southern Nevada	5,200 MW	180 MW
Southwest	53,500 MW	1,720 MW
Northwest	77,100 MW	1,760 MW
WECC	130,600 MW	3,480 MW

Arizona & Nevada Plants On Hold or Delayed

	Planned Construction	On Hold
Arizona	5,900 MW	2,800 MW
Nevada	2,900 MW	1,200 MW

Declining Southwest Reserve Margin
No Build After 2004



25%
20%
15%
10%
5%
0%
2002
2004
2006
2008
2010

Lows & Highs of Wholesale Market Price



$/MWh
Dry Hydro &
Under Supply
Wet Hydro &
Over Supply
Conservation
LRMC
Supply Balanced
SRMC
Effect of Delaying
1,000 - 2,000 MW
2002
Year
2007

Market Conditions Favor More Upside Potential



Baseline - Normal Condition Assumptions
Load
Gas Price
Volatility
Construction
Hydro
Hot summer
High Gas
One year in 10
Over supply
Under supply
Wet
Dry
Growth Plan Lifetime IRR

Pinnacle West Generation Strategic Initiatives

- Preserve construction flexibility consistent with market conditions
- Maintain balanced fuel mix
- Sustain operation and construction excellence
- Manage risk presented by changing regulatory environment and dynamic market

Pinnacle West Profile - Regulated

- APS Generation
  - Coal 1,712 MW
  - Gas / Oil 1,189 MW
  - Nuclear 1,087 MW

Pinnacle West Profile - Unregulated

	In-Service	Capacity MW
West Phoenix 4	06/01	112
Redhawk 1 & 2	07/02	1,060
Saguaro CT3	07/02	80
West Phoenix 5	06/03	530
Silverhawk	05/04	570
Redhawk 3 & 4	2006-07	600+

Power Agreements

- West Phoenix 4, Saguaro 3, Redhawk 1 & 2 contracted to APS through end of year 2002
- Expect to extend APS agreement to middle of 2003
- Silverhawk- 25% output to SNWA
- Bid to Nevada loads
- Will bid to APS and California loads

Redhawk 1 & 2 Cost Competitive with Area Merchants


Redhawk
PWEC
Fuel
Other Cash Costs

West Phoenix CC5 (530 MW)

- In service - June 2003
- Ideally located in Phoenix metro area
- Improves system reliability



Silverhawk (570 MW)

- In service - May 2004
- Strategic timing
  - Southern Nevada needs 3,700 MW's
  - Area new build 2,000 MW's by 2004
- High growth sub-region
- Superior transmission



Silverhawk (cont.)

- Growing market
- Diverse fuel supply
- Available gas line capacity
- Transmission access to multiple markets

Silverhawk Cost Competitive with Area Merchants



Silverhawk
PWEC
Fuel
Other Cash Costs

Redhawk 3 & 4 - Gas Turbines


$50M Paid to Date
(equals cancellation cost)
12/02
09/03
11/03
03/04
03/05
Decision milestone Unit 4
Delivery Unit 3
Decision milestone Unit 3
Delivery Unit 4

Cancellation costs remain unchanged until decision milestone

Redhawk 3 & 4 Options

- Construction flexibility is maintained
- Timing of equipment delivery is staged
- Facilities options
  - Combined cycles
  - Simple cycles
  - Small turbines
- Strategic timing 2006 - 2007

Reduced Capital Expenditures * for Generation Expansion



$ Millions
2,500
2,000
1,500
1,000
500
0
1999
2000
2001
2002
2003
2004
2001 Plan
2002 Plan

* cumulative

Summary

- Maintain long term focus
- Strategic and flexible build
- Improve asset utilization
- Maintain top quartile plant and cost performance

Pinnacle West Marketing & Trading

David A. Hansen

Analyst Conference
October 18, 2002

PINNACLE WEST
CAPITAL CORPORATION

Overall Objectives

- **Manage fuel and purchase power cost volatility associated with native load obligation**

- **Create additional value for the enterprise in the wholesale market utilizing the current asset base and geographical location**

Department Profile

■ Total headcount	114
■ Annual O&M expenses	$20M
■ Current collateral delivered*	$12M
■ Current collateral held*	$27M

* as of 9/30/02

Power Marketing & Trading Realized Pretax Gross Margin



$ Millions
200
150
100
50
0
-50
-100
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
2000
2001
2002
Realized Gross Margin
Average Realized Gross Margin

Infrastructure and Control

- Corporate governance and oversight
- Valuation and risk measurement
- Operational controls
- Credit risk management

Positive MTM Exposure to Thirteen Troubled Energy Counterparties *



$ Millions
18
16
14
12
10
8
6
4
2
0
PNW assuming no collateral
PNW exposure net of collateral held
2002
2003
2004
2005
2006
2007
2008
2009
2010

* Mark-to-market assumption is based on market data on close of business October 8th. Aggregate exposure is calculated on the basis of cross commodity netting inside counterparties, but not cross-affiliate netting. Collateral used to mitigate exposure is used only to mitigate exposure to which it applies.

Market Landscape



$/MWH
$/MMBTU
300
250
200
150
100
50
0
10
8
6
4
2
0
2000
2001
2002
Palo Verde On-Peak Electricity
Permian Gas

Performance Assessment - Managing Fuel & Purchase Power Cost for APS Retail Load



$ Millions
400
350
300
250
200
150
100
50
0
Actual
Spot
4/01 Forward
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2000
2001
2002

Actual savings = approximately $80 million
Exposure avoided = approximately $440 million

Performance Assessment
Marketing & Trading Pretax Gross Margin*


$ Millions
350
300
250
200
150
100
50
0
$126
$313
$45
4th Quarter
3rd Quarter
2nd Quarter
1st Quarter
2000
2001
YTD 6/30/02

Total = $484M (Before Income Taxes)
*** Excluding APS Energy Services**

Looking Forward
External Drivers

- California
- FERC
- Rating Agencies
- FASB/EITF

Looking Forward
Native Load Hedging Activities

■ Less market liquidity	-
■ Depressed electricity prices	+
■ Lower price volatility	+
■ Improved counterparty credit	+

Looking Forward
Wholesale Marketing & Trading

▪ Less market liquidity	+
▪ Depressed electricity prices	-
▪ Market reputation	+
▪ Asset-backed	+
▪ Silverhawk Generating Station	+
▪ Contract assignment opportunities	+

Western Power Markets
Spark Spreads



$/MWh
80
60
40
20
0
On-Peak Actual
On-Peak Forwards
Secondary Market
2001
2002
2003
2004
2005
2006

Assumes 7MMBTU/MWh heat rate

Pinnacle West Marketing & Trading Conclusion

- The impacts of volatile commodity markets are unwelcome by both customers and shareholders and must be managed at the wholesale level.

- Power marketing and trading is, and will continue to be, a vital component of utility and merchant generation operations for the foreseeable future.

APS Energy Services

Vicki Sandler

Analyst Conference
October 18, 2002

Overview

- Business Objective
- Strategies
- Opportunities
- Challenges
- Business Line Highlights
- Future Sustainable Earnings Drivers

APS Energy Services Business Objective

Achieve sustainable profitability
from long term relationships with
commercial and industrial customers
in energy service markets
in the West and Texas

Strategies To Sustain Profitability

- Focus on disciplined growth in targeted markets
- Grow California commodity market
  - to include utility net short position
  - expand sales with existing customers
- Target select Nevada customers
- Enter Texas market beginning January 2003

Strategies to Maintain Key Arizona Relationships

- Ready to serve future competitive non-core customers depending on status of competition rules
- Maintain relationships with key Arizona customers through profitable energy services projects
- Consult/install distributed generation if customer-desired

Strategies to Influence Competitive Market Rules



•UC & CSU
• locations

Nevada

- Market Silverhawk
- Improve business rules
- Pursue transmission complaint

Texas

- Enter 1/1/03

California

- Minimize exit fee
- Re-open access

Arizona

- Monitor ACC competitive docket
- TEP back-up charges settlement

Increasing Market Opportunities


55,000 MW
7,500 MW
25,000 - 35,000 MW C&I
15,000 MW
7,500 MW C& I
5,000 MW
WECC load
130,600 MW
ERCOT load
56,000 MW
36,000 MW C& I

Challenges

- Sustained profitable growth
- State by state regulatory direct access actions
  - default provider rates
  - standard business rules/data
- Reduced barriers to market entry
- Liquidity of wholesale markets
- Federal transmission changes complicating retail access

Business Line Highlights

- Commodity procurement
- Northwind-district cooling
- Energy efficiency services
- Technology - *MyEnergyPro*


Northwind
PHOENIX


City of Tucson



Future Sustainable Earnings Drivers

- Seize opportunities to grow existing business
- Renew existing contracts in California
  - 1- 2 year average duration of current contracts
- Achieve realistic market share goals
- Realize steady growth of ESCO and District Cooling business
- Favorably influence competitive rules

SunCor Review

John Ogden

Analyst Conference
October 18, 2002

SunCor's Approach

- **SunCor's assets include:**
  - Master-planned communities / homebuilding
  - Retail / office properties
  - Golf courses
  - Utilities

- **Our diversity enables us to better manage the quality/value of our projects**

- **SunCor continuously reviews all asset values relative to current market conditions/PNW needs**

SUNCOR

Market and SunCor Status

2002

Market & SunCor Status

2002 SunCor Investment (as of 8/31/02)

Master-plans / Homebuilding	
Palm Valley	$220M
Others	$ 90M
Retail / Office Projects	$ 75M
Golf Courses	$ 40M
Utilities	$ 45M
Total	$470M

Market & SunCor Status

- **Regional residential market**
  - Upper-end market has softened
  - Affordable housing demand remains at all-time highs
- **Local residential market**
  - West Valley market has exploded
  - Palm Valley value is now recognized and has resulted in a huge appetite by homebuilders
  - SunCor's interest in the PebbleCreek development is now a "coupon" return

SunCor


1999 Palm Valley Area
Glendale
Bethany Home
Camelback
Indian School
Thomas
McDowell
Loop 101
Cotton Lane
Sarival
PebbleCreek Pkwy
Bullard
Litchfield Rd
Dysart
ElMirage
115th Ave
107th Ave
99th Ave
I-10

2002 Palm Valley Area



Glendale
Bethany Home
Camelback
Indian School
Thomas
McDowell
Loop 101
I-10
Cotton Lane
Sarival
PebbleCreek Pkwy
Bullard
Litchfield Rd
Dysart
ElMirage
115th Ave
107th Ave
99th Ave

Market & SunCor Status

- **Commercial / Retail**
  - Good quality, stabilized, office and retail projects are still very popular with REITS and institutional buyers
  - Buyers have demonstrated high level of interest in SunCor retail/office projects
  - Palm Valley residential sales will accelerate demand and value of commercial land holdings

Market & SunCor Status

- **Golf Courses**
  - “Trophy” properties are holding their own
  - Middle and lower tier courses are experiencing declining performance for third year in a row
  - SunCor courses are stabilized with low-growth expectations
  - Few existing buyers
  - SunCor will continue to evaluate the market

Market & SunCor Status

- Palm Valley assets have matured
- Core homebuilding business will generate annual margins of $30M+
- Acquisition structure on new master plans will keep investment at a minimum
- SunCor is continuing to develop, stabilize and sell retail/office properties
- SunCor has stabilized golf courses in a difficult market
- Water/sewer utility has 8,000 customers and an annual customer growth rate of 2,500

SUNCOR

SunCor

2003-2006

SunCor 2003-2006

- Take advantage of frenzied Palm Valley market
- Continue to improve core homebuilding business
- Continue to develop, lease up, and sell stabilized commercial properties
- Hang tough on golf courses
- Continually review market conditions

Generation Operations

J. M. Levine

Analyst Conference
October 18, 2002

PINNACLE WEST
CAPITAL CORPORATION

Agenda

- Operational excellence
- Cost management
- Industry comparisons
- Summary

2002 Performance Highlights

- PV Unit 1 breaker to breaker run: 502 days
- All nuclear units consecutive operation: record 163 days
- No forced or unplanned nuclear outages
- Coal availability at record levels
- Gas units availability at 85% for past three years

Safety Performance



AIIR %
7
6
5
4
3
2
1
0
National Average
APS
1997
1998
1999
2000
2001
2002 Estimate

Nuclear Capacity Factors



100%
90%
80%
70%
60%
1995
1996
1997
1998
1999
2000
2001
2002
Estimate
APS
94%
90%
National
Average

Coal Capacity Factors


100%
90%
80%
70%
60%
APS
84%
National
Average
72%
1995
1996
1997
1998
1999
2000
2001
2002
Estimate

New Gas Unit Performance *

	Capacity Factor	Availability Factor
W. Phoenix CC 4	61	95
Saguaro CT 3	24	100
Redhawk CC 1	76	89
Redhawk CC 2	42	54

* actual results since commercial date

Pinnacle West Fuel Mix - 2004



Pinnacle West
100%
75%
50%
25%
0%
Nuclear
Coal
Gas

Coal and Nuclear Production Cost



$/MWh
20
18
16
14
12
10
19
19
19
18
18
17
18
18
17
15
16
16
16
16
16
1995
1996
1997
1998
1999
2000
2001
2002
Estimate
PNW
National Average

Disciplined Cost Management

- Planned outage cycles / duration
- Workforce cross training / flexibility
- Preventive / predictive maintenance
- Capital / economic justification

Palo Verde Refueling Vs National


Avg. days
per outage
75
65
55
45
35
25
1995
1996
1997
1998
1999
2000
2001
2002
YTD
Palo Verde
National

New Steam Generators


Expedia
Los Angeles
UNITED STATES
Phoenix
Mesa
ARIZONA
NEW MEXICO
CALIFORNIA
San Diego
Yuma
Tucson
Ensenada
Nogales
SONORA
MEXICO
Hermosillo
BAJA CALIFORNIA
Pacific Ocean
Gulf of California
Guaymas
Ciudad Obregón
BAJA CALIFORNIA SUR
Los Mochis



Guaymas, Mexico

Summary

- Maintain operational excellence
- Continue cost management strategies
- Sustain industry benchmarking
- Support environmental initiatives
  - Fuel mix

Environmental Performance Excellence

Ed Fox

Analyst Conference
October 18, 2002

PINNACLE WEST
CAPITAL CORPORATION

Excellence = SHAREHOLDER VALUE

- **Managing for environmental excellence is a complex challenge**
- **High level, sustained environmental performance is a gauge of effective management of complex issues**
- **Effective management leads to increased shareholder value**

Excellence = LONGSTANDING COMMITMENT

- Created EHS Vice President position
- Environmental oversight by board
- 1st electric utility to endorse CERES principles
- 1st electric utility to submit annual EH&S report
- 1st electric utility to adopt Global Reporting Initiative standards

Excellence = SUSTAINABLE PERFORMANCE

- **Fuel Diversification**
  - **43% coal**
  - **27% nuclear**
  - **30% gas/oil**

- **Power plant emissions below industry averages**
  - **CO_2 - 35% lower**
  - **NO_x - 50% lower**
  - **SO_2 - 70% lower**

Excellence = RECOGNIZED PERFORMANCE

- Ranked #2 electric utility by Innovest
  - out of 28 S&P 500 Utilities
- Business Ethics Award from the Better Business Bureau

Excellence = MANAGING RISKS

- 3 Pollutants - SO_X, NO_X, Hg
- Global climate change
- Cleaning up historic contamination

Excellence = LEADING THE WAY

- Renewable energy portfolio
- Researching new technologies
  - fuel cells
  - hydrogen
- Commitment to employees & community
  - volunteerism - 127,000 hours
  - employee giving - $2.2 million to United Way

Federal Regulatory Developments

Steve Wheeler

Analyst Conference
October 18, 2002

PINNACLE WEST
CAPITAL CORPORATION

Overview of Federal Developments Affecting Pinnacle West

- FERC agenda
- SMD
- EPNG capacity allocation
- Federal energy legislation

The FERC Agenda

- Standard market design (SMD)
- RTO formation
- Standards of Conduct
- Interconnection procedures
- Market abuse investigation
- Contract “sanctity” hearings
- Expanded jurisdiction

FERC WestConnect RTO Declaratory Order (October 10, 2002)

- Preliminary approval – Finds many aspects of the proposal satisfy Order 2000 requirements (*e.g.*, governance structure, license plate rates, grid charges, etc.)
- Accepts for-profit RTO structure
- Recognizes need for regional flexibility and necessity of public power participation
- Directs resolution of seams issues among RTOs in the West
- Addresses relevance of final SMD rule

Why SMD (According to FERC)?

- Increasingly regional nature of electricity trade
- Residual discrimination
- Minimize “Seams” issues
- Avoid market manipulation
- Promote investment in necessary infrastructure
  - gx vs. tx vs. demand response
  - encourage development of new technology
- Lower costs to customers
- Framework for effective state & federal regulation

Core Elements of SMD


New Transmission Tariff
Organized Spot Markets
Independent Transmission Provider
LMP for Congestion Management
Resource Adequacy Requirement
Regional Planning Process

Post-NOPR Process

- Initial comments due November 15
- More technical conferences
- Additional outreach sessions
- Final rule implementation *(January 2003?)*
  - July 31, 2003 – APS files interim tariff
  - Sept. 30, 2003 – Bundled retail under tariff
  - Dec. 1, 2003 – SMD compliance filings
  - 1 yr. after Rule – Regional planning
  - Jan. 31, 2004 – Security standards
  - Sept. 30, 2004 – SMD in effect

SMD Issues of Concern to APS

1. The SMD cannot work without public power participation
2. Failure to recognize regional differences
3. The protection of native load
4. Pricing and cost shifts
5. The regulatory "vise"
6. Impact on resource planning

SMD Issues of Concern to APS (cont.)

7. No meaningful incentives for transmission ownership and infrastructure expansion

8. Compliance dates unrealistic

9. No demonstrated overall benefit for transmission owners, generators and customers

10. The interplay between the ITP and WestConnect

APS/PWEC Power Plants Locations on El Paso's System



Nevada
Arizona
San Juan Basin
Anadarko Basin
Havasu Line
Topock
New Mexico
Texas
Maricopa Line
California
Ehrenberg
Permian Basin
APS/PWEC Power Plants

EPNG Capacity Issue

- FERC has ordered that APS' long-standing "Full Requirements" service rights be converted to specific Contract Demand levels based on historic usage
- FERC and El Paso actions will increase cost of gas and gas transportation and could affect "firmness" of service
- More administrative and litigation action to follow

Federal Energy Legislation

- <u>Theme</u>:
  competition needs more regulation

- <u>Prospects</u>: uncertain
  (conference committee has convened)

- <u>PNW position</u>: actively involved

- <u>Significance</u>:
  best chance for energy legislation in foreseeable future

Federal Energy Legislation:
Top 10 Topics of Interest

1. FERC public power jurisdiction
2. RTO policy
3. Renewable energy mandates
4. Reliability standards
5. Limits on market-based rates
6. PUHCA repeal
7. More restrictive merger review
8. Distributed generation
9. Additional consumer protections
10. PURPA repeal

ACC Update

Don Robinson

Analyst Conference
October 18, 2002

PINNACLE WEST CAPITAL CORPORATION

Current ACC Landscape

- Track A Order
- Track B proceedings
- PWEC Financing Application
- ACC Biennial Transmission Assessment
- Generic Review of Electric Competition Rules
- PPAC filing
- APS Rate Case filing

The Track A Order

- APS generation divestiture prohibited
- Competitive bidding rules stayed – will be modified in Track B
- Competitive procurement to “begin” March 1, 2003, for – at a minimum – power that can’t be produced from existing APS assets and long term purchased power contracts
- New Code of Conduct filing required
- Future rate-basing of PWEC assets

September 13, 2003 Staff Track B Report Key Elements

- Solicitation “commences” March 1, 2003
- “Contestable” load above APS existing resources
- Process (auction or RFP) at APS discretion
- Products (block or slice of system) at APS discretion
- Contract duration at APS discretion
- PWEC able to bid without restriction
- Staff and independent monitor involvement
- Cost recovery to be determined later
- Commission role unclear

2003 Contestable Load


MW
6,000
5,000
4,000
3,000
2,000
1,000
-
APS Generation and Contracts
Hourly Competitive Bid

APS/PWEC Financing Application

- APS was prohibited from building generation
- PWEC built to meet APS needs
- PWEC obtained investment grade rating contingent on asset move
- ACC prohibited generation move
- APS seeks to mitigate damage from ACC Order
- APS loan / guaranty
- Testimony filed October 11, 2002

APS Next Steps

- Track A application for reconsideration
- Appeal status
- ACC elections – three seats
- Inform and educate new commissioners
- 2003 general rate filing